SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 13, 2013

Exact Name of Registrant as
Specified in Its Charter:	CALAMP CORP.

DELAWARE	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	1401 N. Rice Avenue
Oxnard, CA 93030

Registrant’s Telephone Number, Including
Area Code:	(805) 987-9000

Former Name or Former Address,
if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 13, 2013, CalAmp Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Canaccord Genuity Inc. as representative for the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell 4,500,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), to the Underwriters at a price of $9.25 per share, less underwriting discounts and commissions. Pursuant to the Underwriting Agreement, the Underwriters were also granted an option to purchase up to an additional 675,000 shares of Common Stock to cover over-allotments, which option was exercised in full on February 14, 2013. The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1. The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the Company. Rather, investors and the public should look to the Company’s disclosures contained in its filings with the Securities and Exchange Commission (the “SEC”).

The shares of Common Stock will be issued pursuant to a preliminary prospectus supplement dated February 11, 2013 and a final prospectus supplement dated February 13, 2013, which were filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and an accompanying base prospectus dated February 11, 2013, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-185590), as amended, which became effective on February 11, 2013. The Company is filing as Exhibit 5.1 to this Current Report on Form 8-K a legal opinion of Gibson, Dunn & Crutcher LLP regarding certain matters related to the shares of Common Stock to be issued and sold in the offering.

The sale to the Underwriters is expected to close on February 20, 2013, subject to customary closing conditions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
1.1	Underwriting Agreement, dated February 13, 2013, by and between CalAmp Corp. and Canaccord Genuity Inc.
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

February 19, 2013	By: /s/ Richard Vitelle
Date	Richard Vitelle,
Vice President-Finance
(Principal Financial Officer)